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                                                                    Exhibit 21.1

                                     Wilsons

Wilsons The Leather Experts Inc.
     Wilsons Center, Inc.
          Rosedale Wilsons, Inc.
               Wilsons Leather Direct Inc.
          River Hills Wilsons, Inc.
               Wilsons Leather of Alabama Inc.
               Wilsons Leather of Arkansas Inc.
               Wilsons Leather of Connecticut Inc.
               Wilsons Leather of Delaware Inc.
                    Wilsons Leather of Airports Inc.
                         Chicago O'Hare Leather Concessions Joint Venture
                    Houston Airport Leather Concessions L.L.C.
               Wilsons Leather of Florida Inc.
               Wilsons Leather of Georgia Inc.
               Wilsons Leather of Indiana Inc.
               Wilsons Leather of Iowa Inc.
               Wilsons Leather of Louisiana Inc.
               Wilsons Leather of Maryland Inc.
               Wilsons Leather of Massachusetts Inc.
               Wilsons Leather of Michigan Inc.
               Wilsons Leather of Mississippi Inc.
               Wilsons Leather of Missouri Inc.
               Wilsons Leather of New Jersey Inc.
               Wilsons Leather of New York Inc.
               Wilsons Leather of North Carolina Inc.
               Wilsons Leather of Ohio Inc.
               Wilsons Leather of Pennsylvania Inc.
               Wilsons Leather of Rhode Island Inc.
               Wilsons Leather of South Carolina Inc.
               Wilsons Leather of Tennessee Inc.
               Wilsons Leather of Texas Inc.
               Wilsons Leather of Vermont Inc.
               Wilsons Leather of Virginia Inc.
               Wilsons Leather of West Virginia Inc.
               Wilsons Leather of Wisconsin Inc.
               Bermans the Leather Experts Inc.
               Wilsons Leather Holdings Inc.
               Wilsons International Inc.
                    Wilsons Leather of Canada Ltd.
                    Wilsons Leather of Hong Kong Ltd.
               Wilsons (UK) Limited
                    Wilsons Leather Gatsland Limited
                    Wilsons Leather Gatsair Limited